                                                                    Exhibit 10.4

                              AMENDED AND RESTATED
                          EMPLOYEE STOCK PURCHASE PLAN
                                       OF
                          COLUMBIA BANKING SYSTEM, INC.

                                     Recital
                                     -------

      The original Employee Stock Purchase Plan of Columbia Banking System, Inc. was adopted by the Board of Directors on January 25, 1995, and approved by the Shareholders on April 26, 1995. The Plan is now being amended and restated by the Board of Directors for the purpose of (1) adding and clarifying definitions and making implementing changes throughout the Plan; (2) expanding eligibility of employees by removing the six months of employment requirement; (3) decreasing the number of offering periods to two by expanding the length of each period from three months to six months; (4) adding a "look-back" provision such that the purchase price of stock purchased under the Plan will be the lesser of the fair market value of the stock at the beginning of the Offering Period or at the end of the Offering Period; and (5) expanding the Board's and Committee's authority to amend the Plan and the terms of the options granted under the Plan to allow for easier administration of the Plan.

      ARTICLE I - PURPOSE

      The Employee Stock Purchase Plan (the "Plan") of Columbia Banking System, Inc. (the "Company") is intended to provide a method whereby Employees of the Company will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the common stock of the Company ("Common Stock or Stock"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

      ARTICLE II - DEFINITIONS

      "Bank" means Columbia Bank.

      "Beneficiary" means the person(s) designated by the Participant under
Section 12.1 (or otherwise determined under that Section) to receive Stock or cash under this Plan to which the Participant would have been entitled.

      "Board" means the Board of Directors of Columbia Banking System, Inc.

      "Committee" means the Personnel and Compensation Committee of the Board.

      "Company" means Columbia Banking System, Inc., a Washington corporation, its subsidiaries or other related corporations as may be designated by the Board.

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      "Compensation" means any and all cash compensation paid by the Company to the Employee, including base pay, bonus, overtime and shift premiums.

      "Employee" means any person who is employed by the Company on either a full-time or part-time basis.

      "Enrollment Date" means the first day of each Offering Period.

      "Exercise Date" means the last day of each Offering Period.

      "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

          (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq Small Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or other source as the Committee deems reliable, or,

          (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for such stock on the date of such determination, as reported in The Wall Street Journal or other source as the Committee deems reliable, or,

          (3) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

      "Offering Period" means a period of approximately six (6) months during which a Right granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after January 1 and terminating on the last Trading Day in the period ending the following June 30, or commencing on the first Trading Day on or after July 1 and terminating on the last Trading Day in the period ending the following December 31. The duration of Offering Periods may be changed pursuant to Section 4.1 of this Plan. The initial six-month Offering Period is a short period beginning on March 1, 2000, and terminating on June 30, 2000.

      "Participant" means an Employee who has commenced participation in the Plan under Section 3.4.

      "Purchase Price" means an amount equal to 90% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided that the Purchase Price may be adjusted by the Board pursuant to Section 12.5 of this Plan.

      "Trading Day" means a day on which national stock exchanges and the Nasdaq System are open for trading.

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      "Right(s)" means a right, in the nature of an option, of a Participant to purchase Stock under this Plan.

      ARTICLE III - ELIGIBILITY AND PARTICIPATION

      3.1 Initial Eligibility.
          -------------------

      Any Employee who is employed by the Company on a given Enrollment Date is eligible to participate in the Plan.

      3.2 Leave of Absence.
          ----------------

      For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company, except as provided by Treasury Regulation
Section 1.421-7(h).

      3.3 Restrictions on Participation.
          -----------------------------

      Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted a Right under the Plan:

      (a) if, immediately after the grant, such Employee would own stock, and/or hold outstanding options (of any type and regardless of whether then exercisable in whole or in part or not at all) to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (as determined under the rules of Section 424(d) of the Code); or

      (b) which permits his Rights to purchase stock under all employee stock purchase (Section 423) plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such Right under this or any other Section 423 Plan of the Company is granted) for each calendar year in which such Right is outstanding. For this purpose, the $25,000 annual limit is cumulative, such that unused amounts from a prior calendar year during which a Right was outstanding may be carried forward to future calendar years, in accordance with Treasury Regulations Section 1.423-2(i).

      3.4 Commencement of Participation.
          -----------------------------

      An Employee may become a Participant in the Plan by completing an authorization for payroll deduction on the form provided by the Company and filing it with the Company's Human Resources Department prior to the applicable Enrollment Date. Payroll deductions for a Participant will commence on the first payroll date following the Enrollment Date and will end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Article VIII of this Plan.

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      ARTICLE IV - OFFERINGS

      4.1 Offering Periods.
          ----------------

      The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after January 1 and July 1 each year, or on such other date as the Board or Committee shall determine, and continuing thereafter until terminated in accordance with Section
12.5 of this Plan. The Board or the Committee will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter. The initial six-month offering period is a short period beginning on March 1, 2000, and terminating on June 30, 2000.

      ARTICLE V - PAYROLL DEDUCTIONS

      5.1 Amount of Deduction.
          -------------------

      At the time a Participant files an authorization for payroll deduction, the Participant shall elect to have deductions made from his Compensation on each payday during the time he is a Participant in an Offering. A Participant's payroll deductions may not be less than 1% of Compensation for the payroll date to which the deduction is applied, and must be in whole percentage increments.

      5.2 Participant's Account.
          ---------------------

      All payroll deductions made for a Participant shall be credited to his account under the Plan. A Participant may not make any separate cash payment into such account.

      5.3 Changes in Payroll Deductions.
          -----------------------------

      A Participant may terminate or change the amount of his prospective payroll deductions during any Offering Period by completing and filing with the Company a new authorization for a change in payroll deduction. The Board or Committee may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in payroll deduction rate will be effective with the first full payroll period following five (5) business days after the Company's receipt of the new authorization, unless processed sooner by the Company. A Participant's authorization will remain in effect for successive Offering Periods unless terminated as provided in Article VIII of this Plan.

      5.4 Leave of Absence.
          ----------------

      If a Participant goes on a leave of absence and such leave of absence is not considered a termination of employment under Treasury Regulation Section 1.421-7(h), such Participant shall have the right to elect: (a) to withdraw the balance in his account pursuant to Section 8.1, (b) to discontinue further contributions to the Plan while on leave but remain a Participant in the Plan as to contributions made prior to the leave, or (c) if the leave is paid, to remain a Participant in

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the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the Participant during such leave of absence.

      5.5 Decrease in Payroll Deductions.
          ------------------------------

      To the extent necessary to comply with Section 423(b)(8) of the Code and
Section 3.3 of this Plan, a Participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions will recommence at the rate provided in such Participant's payroll deduction authorization at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Article VII of this Plan.

      5.6 Tax Withholding.
          ---------------

      At the time Participant's Right is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the Participant must report such disposition to the Company and make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the Right or the disposition of the Common Stock. At any time, the Company may, if required, withhold from the Participant's compensation the amount necessary for the Company to meet any applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Participant.

      ARTICLE VI - GRANTING OF RIGHTS

      On the Enrollment Date of each Offering Period, each Participant will be granted a Right to purchase on the Exercise Date of such Offering Period up to a number of shares of Common Stock determined by dividing such Participant's accumulated payroll deductions in his account as of the Exercise Date by the Purchase Price; provided that such purchase shall be subject to the limitations set forth in Section 3.3 of this Plan.

      ARTICLE VII - EXERCISE OF RIGHTS

      7.1 Automatic Exercise.
          ------------------

      Unless a Participant gives notice to the Company as hereinafter provided, his Right for the purchase of Common Stock with payroll deductions made during any Offering Period will be deemed to have been exercised automatically on the Exercise Date applicable to such Offering Period, for the purchase of the maximum number of full shares of Common Stock which the accumulated payroll deductions in his account at the time will purchase at the Purchase Price. No fractional shares will be purchased; any accumulated payroll deductions in a Participant's account which are not sufficient to purchase a full share will be retained in the Participant's account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Article VIII of this Plan. Any other monies left over in a Participant's account after the Exercise Date will be returned to the Participant.

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      7.2 Fractional Shares.
          -----------------

      Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares will be applied to succeeding Offerings or ultimately returned to the Participant, as described above.

      7.3 Transferability of Rights.
          -------------------------

      During a Participant's lifetime, Rights held by such Participant shall be exercisable only by the Participant.

      7.4 Delivery of Stock.
          -----------------

      As promptly as practicable after each Exercise Date on which a purchase of Common Stock occurs, the Company will arrange the delivery to each Participant, as appropriate, of the shares purchased upon exercise of any Right. The Company may, in its discretion, provide a procedure for Participant shares to be held in account by the Company or its agent. Such shares will be held in book entry form until such time as a Participant requests issuance of a stock certificate representing all or a portion of the accumulated shares held in such Participant's account.

      ARTICLE VIII - WITHDRAWAL

      8.1 In General.
          ----------

      A Participant may withdraw payroll deductions credited to his account under the Plan at any time by giving written notice to the Human Resources Department. All of the Participant's payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal, and no further payroll deductions will be made from his pay during such Offering Period. The Company may, at its option, treat any attempt to borrow by a Participant on the security of his accumulated payroll deductions as an election, under Section 8.1, to withdraw such deductions.

      8.2 Effect on Subsequent Participation.
          ----------------------------------

      A Participant's withdrawal from any Offering Period will not have any effect upon his eligibility to participate in any succeeding Offering Period or in any similar plan which may hereafter be adopted by the Company.

      8.3 Termination of Employment.
          -------------------------

      Upon termination of the Participant's employment with the Company for any reason, including retirement (but excluding death while in the employ of the Company or an approved leave of absence), the payroll deductions credited to the Participant's account will be returned to the Participant, or, in the case of the Participant's death subsequent to the termination of the Participant's employment, to the Participant's Beneficiary.

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      8.4 Termination of Employment Due to Death.
          --------------------------------------

      Upon termination of the Participant's employment because of the Participant's death, the Participant's Beneficiary shall have the right to elect, by written notice given to the Human Resources Department, prior to the earlier of the Exercise Date or the expiration of a period of sixty (60) days commencing with the date of the death of the Participant, either:

      (a) to withdraw all of the payroll deductions credited to the Participant's account under the Plan, or

      (b) to exercise, on the Exercise Date next following the date of the Participant's death, the Participant's Right for the purchase of the number of full shares of Stock which the accumulated payroll deductions in the Participant's account at the date of the Participant's death will purchase at the applicable Purchase Price, and any excess in such account will be returned to said Beneficiary.

      In the event that no such written notice of election shall be duly received by the Human Resources Department, the Beneficiary shall automatically be deemed to have elected, pursuant to paragraph 8.4(b), to exercise the Participant's Right.

      ARTICLE IX - NO INTEREST

      No interest will be paid or allowed or any money paid into the Plan and credited to the account of any Participant, whether used to purchase Common Stock or returned to the participant or his Beneficiary.

      ARTICLE X - STOCK

      10.1 Maximum Shares.
           --------------

      The maximum number of shares of Common Stock which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 12.4, shall not exceed 100,000 shares for all Offering Periods. If the total number of shares for which Rights are exercised during any Offering Period exceeds the number of shares of Common Stock remaining under the Plan, and if the Plan is not amended to increase the available shares, the Board or the Committee shall make a pro rata allocation of the shares available (based on the relative number of Rights exercised by each Participant during that Offering Period), and the Plan shall terminate after exercise of such remaining Rights.

      10.2 Participant's Interest In Common Stock.
           --------------------------------------

      The Participant will have no interest in Common Stock covered by his Right until such Right has been exercised.

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      10.3 Registration of Common Stock.
           ----------------------------

      Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs by written notice to the Human Resources Department prior to the Exercise Date applicable thereto, in the names of the Participant and one such other person as may be designated by the Participant, to the extent permitted by applicable law.

      10.4 Restrictions on Exercise.
           ------------------------

      The Board or the Committee may, in its discretion, require as a condition to the exercise of any Right that the Participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that any disposition of the shares of Common Stock shall be effected in accordance with applicable securities laws, and that the Participant consents to having a legend placed on the share certificates to that effect which is acceptable to counsel for the Company.

      ARTICLE XI - ADMINISTRATION

      11.1 Appointment of the Committee.
           ----------------------------

      The Plan shall be administered by the Committee, or if the Board so elects, the full Board. If the Board desires to directly exercise its powers under this Plan, then the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

      11.2 Authority of Board or the Committee.
           -----------------------------------

      Subject to the express provisions of the Plan, the Committee shall have authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

      11.3 Procedure.
           ---------

      The quorum and action requirements for the Committee regarding the Plan shall be the same as for other activities conducted by the Committee. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it deems desirable.

      11.4 Securities Compliance.
           ---------------------

      Shares will not be issued with respect to a Right unless the exercise of such Right and the issuance and delivery of such shares pursuant thereto complies with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder, and the requirements of

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any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of a Right, the Company may require the Participant exercising the Right to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

      ARTICLE XII - MISCELLANEOUS

      12.1 Designation of Beneficiary.
           --------------------------

      A Participant may file a written designation of a Beneficiary who is to receive any Common Stock and/or cash to which the Participant may be entitled under this Plan in the event of the Participant's death subsequent to an Exercise Date on which the Right is exercised but prior to delivery to such Participant of any shares and cash. Such designation of Beneficiary must be in form satisfactory to the Company (including spousal consent to designation of any non-spouse primary Beneficiary by a married Participant) and may be changed by the Participant at any time by written notice to the Human Resources Department. Upon the death of a Participant and upon receipt by the Company of proof of identity and existence at the Participant's death of a Beneficiary validly designated by him under the Plan, the Company shall deliver such Common Stock and/or cash to such Beneficiary. In the event of the death of a Participant and in the absence of a Beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Common Stock and/or cash to the spouse or to any one or more dependents of the Participant as the Company may designate. No Beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the Common Stock or cash credited to the Participant under the Plan.

      12.2 Transferability.
           ---------------

      Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of a Right or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 8.1.

      12.3 Use of Funds.
           ------------

      All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

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      12.4 Adjustment Upon Changes in Capitalization, Dissolution, Liquidation,
           -------------------------------------------------------------------
Merger or Asset Sale.
--------------------

      (a)  Changes in Capitalization. Subject to any required action by the
           -------------------------
stockholders of the Company, the number of shares subject to issuance under the Plan, as well as the price per share and the number of shares of Common Stock covered by each Right under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board or Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

      (b)  Merger or Asset Sale. In the event of a proposed sale of all or
           --------------------
substantially all of the assets of the Company, or the merger of the Company with and into another corporation, each outstanding Right shall be assumed or an equivalent Right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Right, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"). The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's Right has been changed to the New Exercise Date and that the Participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Article VIII.

      12.5 Amendment or Termination.
           ------------------------

      (a) The Board of Directors of the Company or the Committee may at any time and for any reason terminate or amend the Plan. Except as provided in Section
12.4 hereof, no such termination can affect Rights previously granted, provided that an Offering Period may be terminated by the Board of Directors or the Committee on any Exercise Date if the Board or the Committee determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 12.4 and Section
12.5 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

      (b) Without stockholder consent and without regard to whether any Participant Rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the

                                       10
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amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U. S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

      (c) In the event the Board or the Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board or the Committee may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequences including, but not limited to:

          (1) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

          (2) shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

          (3)  allocating shares.

          Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

      12.6 No Employment Rights.
           --------------------

      The Plan does not, directly or indirectly, create in any Employee or class of Employees, any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an Employee's employment at any time.

      12.7 Effect of Plan.
           --------------

      The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, each Participant and Beneficiary, and successors thereof, including, without limitation, estates and the executors, administrators or trustees, heirs and legatees, and any receiver, trustee in bankruptcy or creditor representative.

      12.8 Governing Law.
           -------------

      The laws of the State of Washington will govern all matters relating to this Plan, except to the extent superseded by the laws of the United States.

                                  COLUMBIA BANKING SYSTEM, INC.



                                  By:______________________________
                                     ______________________________
                                     Its:__________________________


Date Amended By The Board:  January 26, 2000
                            ----------------

Date Adopted By The Board:  January 25, 1995
                            ----------------

Date Adopted By The Shareholders:  April 26, 1995
                                   --------------

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